UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 27, 2020

Marinus Pharmaceuticals, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36576	20-0198082
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5 Radnor Corporate Center, Suite 500 100 Matsonford Rd Radnor, PA	19087
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (484) 801-4670

__________________________________________________________________

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001	MRNS	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On May 27, 2020, Marinus Pharmaceuticals, Inc. (the “Company”) held its 2020 Annual Meeting of Stockholders (the “Annual Meeting”). Of the 86,732,035 shares of common stock outstanding and entitled to vote at the Annual Meeting, 68,879,206 shares, or 79.4% were present, either in person or by proxy, constituting a quorum. The following provides a summary of the votes cast for the proposals on which the Company’s stockholders voted at the Annual Meeting:

Proposal 1: Election of two Class III directors to the Board of Directors of the Company (the “Board”), each to serve until the Company’s 2023 Annual Meeting of Stockholders or until such person’s successor is duly elected and qualified.

The Company’s stockholders elected the following individuals to serve as Class III directors to serve until the Company’s 2023 Annual Meeting of Stockholders or until such person’s successor is duly elected and qualified:

Director Nominee	Votes For	Withheld	Broker Non-Votes
Enrique Carrazana, M.D.	46,628,761	559,934	21,690,511
Tim M. Mayleben	37,251,105	9,937,590	21,690,511

Proposal 2: Approval of an amendment to the Company’s 2014 Equity Incentive Plan, as amended (the “2014 Plan”), to (a) increase, on an annual basis on January 1 of each year, the maximum number of shares of the Company’s common stock available for issuance under the 2014 Plan and the number of shares of the Company’s common stock that may be issued under the 2014 Plan as incentive stock options by a number equal to the least of (i) 10,000,000 shares (previously 5,000,000) of the Company’s common stock, (ii) an amount equal to 4% (unchanged) of the total number of shares of the Company’s capital stock outstanding on such date, calculated on a common-equivalent basis, and (iii) an amount determined by the Board, and (b) eliminate the provision setting a maximum aggregate number of shares of the Company’s common stock that may be subject to grants made under the 2014 Plan to any individual during a calendar year.

The Company’s stockholders approved Proposal 2. The results of the vote were as follows:

For	Against	Abstain	Broker Non-Votes
32,686,066	14,480,592	22,037	21,690,511

Proposal 3:  Approval of an amendment to the Company’s Fourth Amended and Restated Certificate of Incorporation, as amended (the “Certificate of Incorporation”), to increase the number of authorized shares of the Company’s common stock from 150,000,000 shares to 300,000,000 shares, with such authorized share increase to be effected at such time and date, if at all, as determined by the Board in its sole discretion.

The Company’s stockholders approved Proposal 3. The results of the vote were as follows:

For	Against	Abstain	Broker Non-Votes
66,775,474	1,922,272	181,460	-

Proposal 4:  Approval of an amendment to the Certificate of Incorporation to decrease the number of authorized shares of the Company’s common stock from 300,000,000 shares to 150,000,000 shares, with such authorized share decrease to be effected if (a) the Company’s stockholders approve the authorized share increase set forth in Proposal 3 and such authorized share increase has previously been effected and (b) the previously approved reverse stock split of the Company’s common stock at a ratio of 1-for-4 has previously been effected.

The Company’s stockholders approved Proposal 4. The results of the vote were as follows:

For	Against	Abstain	Broker Non-Votes
66,761,249	1,713,169	404,788	-

Proposal 5:  Ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2020.

The Company’s stockholders approved Proposal 5. The results of the vote were as follows:

For	Against	Abstain	Broker Non-Votes
68,478,344	299,301	101,561	-

Proposal 6:  Approval, on a non-binding advisory basis, of the compensation of the Company’s named executive officers as disclosed in the proxy statement for the Annual Meeting.

The Company’s stockholders approved Proposal 6. The results of the vote were as follows:

For	Against	Abstain	Broker Non-Votes
46,922,265	203,661	62,769	21,690,511

Proposal 7:  Recommendation, on a non-binding advisory basis, of the frequency of future advisory votes on the compensation of the Company’s named executive officers.

The Company’s stockholders made the following recommendations with respect to the frequency of future advisory votes on the compensation of the Company’s named executive officers:

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
46,901,926	145,921	96,368	44,480	21,690,511

The Company has determined, in light of and consistent with the advisory vote of the Company’s stockholders as to the preferred frequency of stockholder advisory votes on the compensation of the Company’s named executive officers, to include a stockholder advisory vote on the compensation of the Company’s named executive officers in its annual meeting proxy materials once every year until the next advisory vote on the frequency of stockholder votes on the compensation of the Company’s named executive officers.

Item 8.01.	Other Events.

As described in further detail in Item 5.07 of this Current Report on Form 8-K, at the Annual Meeting, the Company's stockholders approved the amendment to the Certificate of Incorporation to increase the number of authorized shares of the Company’s common stock from 150,000,000 shares to 300,000,000 shares (the "Increase in Authorized Shares"). Accordingly, on May 27, 2020, the Company filed a Certificate of Amendment to the Certificate of Incorporation with the Secretary of State of the State of Delaware (the "Certificate of Amendment") to effect the Increase in Authorized Shares. The Certificate of Amendment and the Increase in Authorized Shares became effective on May 27, 2020, upon the filing of the Certificate of Amendment with the Secretary of State of the State of Delaware.

A copy of the Certificate of Amendment is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(d)       Exhibits

Exhibit No.	Description
3.1	Certificate of Amendment of Fourth Amended and Restated Certificate of Incorporation of Marinus Pharmaceuticals, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARINUS PHARMACEUTICALS, INC.

Date: May 27, 2020	/s/ Edward Smith
Edward Smith
Vice President, Chief Financial Officer, Secretary and Treasurer